SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 29, 1999

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

     Delaware                        0-27584                  04-3107342
 (State or other                   (Commission              (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)




                                 (617) 535-4766
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On July 29, 1999, Iron Mountain Incorporated (the "Company") announced certain financial information for the fiscal quarter ended June 30, 1999. For more information, see the Company's press release, dated July 29, 1999, which is attached herewith as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits

(c)      Exhibits.

Exhibit No.                Item
-----------                ----

10.1 Amendment No. 3 to the Second Amended and Restated Credit Agreement, dated as of February 26, 1999, among Iron Mountain Incorporated, the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent.

10.2 Amendment No. 4 to the Second Amended and Restated Credit Agreement, dated as of April 16, 1999, among Iron Mountain Incorporated, the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent.

10.3 Amendment No. 5 to the Second Amended and Restated Credit Agreement, dated as of July 14, 1999, among Iron Mountain Incorporated, the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent.

99                Press Release, dated July 29, 1999.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IRON MOUNTAIN INCORPORATED
                                     (Registrant)



                                     By:  /s/  Jean A. Bua
                                         Jean A. Bua
                                         Vice President and Corporate Controller


Date:   July 29, 1999




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